Exhibit 99.1

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Media Relations: Matt Walsh (650) 312-2245
investors.franklinresources.com

For Immediate Release

Franklin Templeton Completes Acquisition of Legg Mason

Establishes Franklin Templeton as One of the World’s Largest Independent,

Specialized Global Investment Managers

Combined Company to Offer Complementary Investment Strategies to

More Clients in More Places

San Mateo, CA, July 31, 2020 – Franklin Resources, Inc. (the “Company”) [NYSE:BEN], a global investment management organization with subsidiaries operating as Franklin Templeton, today announced that it has completed its previously announced acquisition of Legg Mason, Inc. [NYSE:LM] and its specialist investment managers.

The newly-combined organization establishes Franklin Templeton as one of the world’s largest independent, specialized global investment managers with a combined $1.4 trillion in assets under management (AUM) across one of the broadest ranges of high-quality investment teams in the industry. The combined footprint significantly deepens Franklin Templeton’s presence in key geographies and creates an expansive investment platform that is well balanced between institutional and retail client AUM.

“We’re extremely excited to announce the close of our Legg Mason acquisition, representing the largest and most significant transaction in Franklin Templeton’s history,” said Jenny Johnson, President and CEO of Franklin Templeton. “A tremendous amount has happened since we made our announcement in mid-February, but the strategic rationale for this powerful combination has only strengthened. This acquisition unlocks substantial value and growth opportunities driven by greater scale, diversity and balance across investment strategies, distribution channels and geographies. Our combined firm is aligned in terms of culture and our shared focus on delivering strong investment results for our valued clients.”

The transaction also brings notable added leadership and strength in core fixed income, equities and alternatives, as well as expanding the firm’s multi-asset solutions capabilities. Importantly, no changes are planned for the specialist investment managers’ differentiated investment strategies, which will benefit from Franklin Templeton’s global infrastructure and ongoing investment in technology and innovation.

“A significant amount of work has gone into preparing us for this exciting firm combination over the past five months, all during an unprecedented pandemic with nearly everyone involved working remotely. I want to thank employees from both companies for their tremendous contributions and exceptional focus on our clients and the business throughout the process,” Johnson added.

About Franklin Templeton

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton in over 165 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the Company brings extensive capabilities in equity, fixed income, alternatives and custom multi-asset solutions. With employees in over 30 countries, including 1,300 investment professionals, the California-based Company has more than 70 years of investment experience and approximately $1.4 trillion in assets under management as of June 30, 2020 (on a pro forma basis for its acquisition of Legg Mason, Inc.). For more information, please visit franklinresources.com.

Forward-Looking Statements

Statements in this press release that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.

Various forward-looking statements in this press release relate to the acquisition by Franklin Templeton of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth opportunities, client benefits, key assumptions, revenue realization, cost and expense synergies, financial and other benefits and returns, integration and its costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important integration-related and other risk factors that may cause such differences include: (i) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (ii) Franklin Templeton may be unable to successfully integrate Legg Mason’s businesses with those of Franklin Templeton or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) our business operations are subject to adverse effects from the outbreak and spread of contagious diseases such as COVID-19, and we expect such adverse effects to continue; (ii) failure to establish adequate controls and risk management policies, or the circumvention of controls and policies, could have an adverse effect on our operations, reputation and financial position; (iii) failure to protect our intellectual property may negatively impact our business; (iv) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (v) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (vi) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (vii) our funds are subject to liquidity risks or an unanticipated large number of redemptions; (viii) harm to our reputation may negatively impact revenues and income; (ix) we may review and pursue other strategic transactions that could pose risks to our business operations; (x) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (xi) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (xii) poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income, (xiii) our business operations are complex and a failure to perform operational tasks properly or the misrepresentation of our services and products resulting, without limitation, in the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenue and income, (xiv) dependence on key personnel could negatively affect financial performance; (xv) our business is subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (xvi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; (xvii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results; and (xviii) our contractual obligations may subject us to indemnification costs and liability to third parties.

Any forward-looking statement made in this press release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

This release contains forward-looking statements subject to risks, uncertainties and other factors that may cause actual results to differ materially. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in the Company’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

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